                            SCHEDULE 14a INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                    INVESCO Emerging Opportunity Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

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   (4)  Date Filed:

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

INVESCO LOGO
                                               INVESCO SMALL COMPANY GROWTH FUND
                        (THE SERIES OF INVESCO EMERGING OPPORTUNITY FUNDS, INC.)

                                                                  MARCH 23, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Shareholder:

     The attached proxy materials seek your approval to convert the INVESCO Small Company Growth Fund ("Small Company Growth Fund"), the sole series of INVESCO Emerging Opportunity Funds, Inc. ("Emerging Opportunity Funds"), into a series of INVESCO Stock Funds, Inc. ("Stock Funds"), to make certain changes to the fundamental investment restrictions of Small Company Growth Fund, to elect directors of Emerging Opportunity Funds, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Small Company Growth Fund.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL
PROPOSALS. The conversion of the Small Company Growth Fund to a series of Stock Funds, which is part of a proposed conversion of other INVESCO funds that invest in equity securities of domestic issuers into Stock Funds, will streamline and render more efficient the administration of the Small Company Growth Fund. The changes to the fundamental policies of the Small Company Growth Fund have been approved by the board of directors in order to simplify and modernize the Small Company Growth Fund's fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed conversion, as well as the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit Small Company Growth Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.


                                            Very truly yours,
                                            /s/ Mark H. Williamson
                                            --------------------------------
                                            Mark H. Williamson
                                            President
                                            INVESCO Emerging Opportunity Funds,
                                            Inc.

9955

                                               INVESCO SMALL COMPANY GROWTH FUND
                        (THE SERIES OF INVESCO EMERGING OPPORTUNITY FUNDS, INC.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To The Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of INVESCO Small Company Growth Fund ("Small Company Growth Fund" or "Fund"), the sole series of INVESCO Emerging Opportunity Funds, Inc. ("Emerging Opportunity Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

          (1) To approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of Emerging Opportunity Funds to a separate series of INVESCO Stock Funds, Inc.;

          (2) To approve certain changes to the fundamental investment restrictions of the Fund;

          (3) To elect a board of directors of Emerging Opportunity Funds;

          (4) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund; and

          (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares of the Fund at the close of business on March 12, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                            By order of the Board of Directors,
                                            /s/ Glen A. Payne
                                            --------------------------------
                                            Glen A. Payne
                                            Secretary

March 23, 1999
Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN


     Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903 toll-free. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.


     Unless proxy card(s) submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                               INVESCO SMALL COMPANY GROWTH FUND
                        (THE SERIES OF INVESCO EMERGING OPPORTUNITY FUNDS, INC.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-646-8372

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

                               VOTING INFORMATION

     This Proxy Statement is being furnished to shareholders of INVESCO Small Company Growth Fund ("Small Company Growth Fund"), the sole series of INVESCO Emerging Opportunity Funds, Inc. ("Emerging Opportunity Funds"), in connection with the solicitation of proxies from Small Company Growth Fund shareholders by the board of directors of Emerging Opportunity Funds ("Board") for use at a special meeting of shareholders to be held on May 20, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

     One-third of Small Company Growth Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present and sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you date, sign, and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Emerging Opportunity Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     In order to reduce costs, the notices to a shareholder having more than one account in Small Company Growth Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.


     As of the Record Date, Small Company Growth Fund had 22,889,334.484 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of Small Company Growth Fund, and half by Small Company Growth Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activities from Small Company Growth Fund, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $39,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.


     COPIES OF EMERGING OPPORTUNITY FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-646-8372.

     Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of Small Company Growth Fund. Directors and officers of Emerging Opportunity Funds own in the aggregate less than 1% of the shares of Small Company Growth Fund.

     VOTE REQUIRED. Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of Small Company Growth Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that Proposal 1 must be approved by the lesser of (i) 67% of the Small Company Growth Fund's shares present at a Meeting of shareholders if the owners of more than 50% of Small Company Growth Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of Small Company Growth Fund's outstanding shares. Approval of Proposal 2 also requires the affirmative vote of a "majority of the outstanding voting securities" of Small Company Growth Fund. A plurality of the votes cast at the Meeting is sufficient to approve Proposal 3. Approval of Proposal 4 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of Small Company Growth Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

   PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("CONVERSION PLAN") PROVIDING FOR THE CONVERSION OF THE SMALL COMPANY GROWTH
 FUND FROM A SEPARATE SERIES OF ONE MARYLAND CORPORATION (EMERGING OPPORTUNITY
                        FUNDS) TO ANOTHER (STOCK FUNDS)

     The Small Company Growth Fund is presently organized as the only series of Emerging Opportunity Funds. The Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act, of either Emerging Opportunity Funds or INVESCO ("Independent Directors"), has approved the Conversion Plan in the form attached to this Proxy Statement as Appendix B. The Conversion Plan provides for the conversion of Small Company Growth Fund from a separate series of Emerging Opportunity Funds, a Maryland corporation, into a newly established separate series (the "New Series") of INVESCO Stock Funds, Inc. ("Stock Funds"), also a Maryland corporation (the "Conversion"). THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS, OFFICERS, OPERATIONS, OR THE MANAGEMENT OF SMALL COMPANY GROWTH FUND.

     The New Series, which has not yet commenced business operations and was established for the purpose of effecting the Conversion, will carry on the business of Small Company Growth Fund following the Conversion and will have investment objectives, policies, and limitations identical to those of Small Company Growth Fund. The investment objectives, policies and limitations of Small Company Growth Fund will not change except as approved by shareholders and as described in Proposal 2 of this Proxy Statement. Since both Emerging Opportunity Funds and Stock Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of the security holders of Small Company Growth Fund under state law and its governing documents are expected to remain unchanged after the Conversion. Shareholder voting rights under both Emerging Opportunity Funds and Stock Funds are currently based on the number of shares owned. The same individuals serve as directors of both Emerging Opportunity Funds and Stock Funds.

     INVESCO, Small Company Growth Fund's investment adviser, will be responsible for providing the New Series with various administrative services and supervising the New Series' daily business affairs, subject to the supervision of the board of directors of Stock Funds (the "New Board"), under a management contract substantially identical to the contract in effect between INVESCO and Emerging Opportunity Funds immediately prior to the Closing Date. The Small Company Growth Fund's distribution agent, IDI, will distribute shares of the New Series under a General Distribution Agreement substantially identical to the contract in effect between IDI and Emerging Opportunity Funds immediately prior to the Closing Date.

REASON FOR THE PROPOSED CONVERSION


     The Board unanimously recommends conversion of Small Company Growth Fund into a separate series of Stock Funds (i.e., into the New Series). This proposed conversion is part of an overall plan that involves the conversion of other INVESCO Funds as well. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if all of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type -- for example, all INVESCO Funds that invest internationally will be series of one core company, all INVESCO Funds that invest solely in debt securities will be series of one core company, and all INVESCO Funds that invest in equity securities of domestic issuers will be series of one core company. Moving Small Company Growth Fund from Emerging Opportunity Funds to Stock Funds will also consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing expense to Small Company Growth Fund. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS, OFFICERS, OPERATIONS, OR THE MANAGEMENT OF SMALL COMPANY GROWTH FUND.


     The proposal to present the Conversion Plan to shareholders was approved by the Board, including all of its Independent Directors, on February 3, 1999. The Board recommends that Small Company Growth Fund shareholders vote FOR the approval of the Conversion Plan described below. Such a vote encompasses approval of both: (i) the conversion of Small Company Growth Fund to a separate series of Stock Funds; and (ii) a temporary waiver of certain investment limitations of Small Company Growth Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" below). If shareholders of Small Company Growth Fund do not approve the Conversion Plan as set forth herein, Small Company Growth Fund will continue to operate as a series of Emerging Opportunity Funds.

SUMMARY OF THE CONVERSION PLAN

     The following discussion summarizes the important terms of the Conversion Plan. This summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix B to this Proxy Statement.

     If this Proposal is approved by shareholders, on June 1, 1999 or such later date on which Emerging Opportunity Funds and Stock Funds agree (the "Closing Date"), Small Company Growth Fund will transfer all of its assets to the New Series in exchange solely for shares of the New Series ("New Series Shares") equal to the number of Small Company Growth Fund shares ("Small Company Growth Fund Shares") outstanding on the Closing Date and the assumption by the New Series of all of the liabilities of Small Company Growth Fund. Immediately thereafter, Small Company Growth Fund will constructively distribute one New Series Share for each Small Company Growth Fund Share held by a shareholder on the Closing Date to each Small Company Growth Fund shareholder, in liquidation of such Small Company Growth Fund Shares. As soon as is practicable after this distribution of New Series Shares, Small Company Growth Fund will be terminated as a series of Emerging Opportunity Funds and will be wound up and liquidated. UPON COMPLETION OF THE CONVERSION, EACH SMALL COMPANY GROWTH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER SMALL COMPANY GROWTH FUND SHARES.

     The Conversion Plan obligates Stock Funds, on behalf of the New Series, to enter into: (i) a Management Contract with INVESCO with respect to the New Series (the "New Management Contract"); and (ii) a Distribution and Service Plan under Rule 12b-1 promulgated under the 1940 Act (the "New 12b-1 Plan") with respect to the New Series (collectively, the "New Agreements"). Approval of the Conversion Plan will authorize Emerging Opportunity Funds (which will be issued a single share of the New Series on a temporary basis) to approve the New Agreements as sole initial shareholder of the New Series. Each New Agreement will be virtually identical to the corresponding contract or plan in effect with respect to Emerging Opportunity Funds immediately prior to the Closing Date.

     The New Agreements will take effect on the Closing Date and each will continue in effect through May 15, 2000. Thereafter, the New Management Contract will continue in effect only if its continuance is approved at least annually:
(i) by the vote of a majority of the Independent Directors cast in person at a Meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of the directors or a majority of the outstanding voting shares of the New Series. The New 12b-1 Plan will continue in effect only if approved annually by a vote of the Independent Directors, cast in person at a meeting called for that purpose. The New Management Contract will be terminable without penalty on sixty days' written notice either by Stock Funds or INVESCO and will terminate automatically in the event of its assignment. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of the Independent Directors or a majority of the outstanding voting shares of the New Series.


     The New Board will hold office without limit in time except that: (i) any director may resign; and (ii) any director may be removed at a special meeting of the shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of Stock Funds. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors then holding office have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

     Assuming the Conversion Plan is approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the Conversion may become effective at such other date as Emerging Opportunity Funds and Stock Funds may agree in writing.

     The obligations of Emerging Opportunity Funds and Stock Funds under the Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by Small Company Growth Fund shareholders, the Conversion Plan may be terminated or amended at any time prior to the Conversion by action of the directors to provide against unforeseen events, if: (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Conversion Plan. Either Emerging Opportunity Funds or Stock Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Small Company Growth Fund shareholders.

CONTINUATION OF SMALL COMPANY GROWTH FUND SHAREHOLDER ACCOUNTS

     Stock Funds' transfer agent will establish accounts for the New Series shareholders containing the appropriate number and denominations of New Series Shares to be received by each holder of Small Company Growth Fund Shares under the Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by Small Company Growth Fund's transfer agent for its shareholders.

EXPENSES

     The expenses of the Conversion, estimated at approximately $47,000 in the aggregate, will be born half by INVESCO and half by the Small Company Growth Fund and the New Series.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

     Certain fundamental investment restrictions of Small Company Growth Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting Small Company Growth Fund's ability to carry out the Conversion. By approving the Conversion Plan, Small Company Growth Fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE CONVERSION

     Both Emerging Opportunity Funds and Stock Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by Small Company Growth Fund, the New Series or Small Company Growth Fund's shareholders upon: (i) the transfer of Small Company Growth Fund's assets in exchange solely for New Series Shares and the assumption by the New Series of Small Company Growth Fund's liabilities; or (ii) the distribution of the New Series Shares to Small Company Growth Fund's shareholders in liquidation of their Small Company Growth Fund Shares. The opinion will further provide, among other things, that: (1) a Small Company Growth Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by Small Company Growth Fund shareholder in the Conversion will be the same as the aggregate basis of his or her Small Company Growth Fund Shares to be constructively surrendered in exchange for those New Series Shares; and (2) a Small Company Growth Fund shareholder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Small Company Growth Fund Shares, provided that those Small Company Growth Fund Shares were held as capital assets at the time of Conversion.

CONCLUSION

     The Board has concluded that the proposed Conversion Plan is in the best interests of Small Company Growth Fund's shareholders. A vote in favor of the Conversion Plan encompasses: (i) approval of the conversion of Small Company Growth Fund into the New Series; (ii) approval of the temporary waiver of certain investment limitations of Small Company Growth Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" above); and (iii) authorization of Emerging Opportunity Funds, as sole initial shareholder of the New Series, to approve: (a) a Management Contract with respect to the New Series between Stock Funds and INVESCO; and (b) a Distribution and Service Plan under Rule 12b-1 with respect to the New Series. Each of the New Agreements is identical to the corresponding contract or plan in effect with Small Company Growth Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Conversion Plan is not approved, Small Company Growth Fund will continue to operate as a series of Emerging Opportunity Funds.

     REQUIRED VOTE. Approval of the Conversion Plan requires the affirmative vote of a "majority of the outstanding voting securities" of Small Company Growth Fund, which for this purpose means the affirmative vote of the lesser of
(i) 67% or more of the shares of Small Company Growth Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of Small Company Growth Fund are so present or represented, or (ii) more than 50% of the outstanding shares of the Fund.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

              PROPOSAL 2: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL
            INVESTMENT RESTRICTIONS OF THE SMALL COMPANY GROWTH FUND

     As required by the 1940 Act, Small Company Growth Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in Small Company Growth Fund's Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that Small Company Growth Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

     Some of Small Company Growth Fund's fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, they have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to Small Company Growth Fund's fundamental restrictions in order to simplify and modernize Small Company Growth Fund's fundamental restrictions and make them more uniform with those of the other INVESCO Funds.

     The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the funds' assets efficiently and effectively in changing regulatory and investment environments and permit the Board to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow Small Company Growth Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in Small Company Growth Fund.

     The text and a summary description of each proposed change to Small Company Growth Fund's fundamental restrictions are set forth below, together with the text of the corresponding current fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without shareholder approval.

     If approved by Small Company Growth Fund shareholders at the Meeting, the proposed changes in Small Company Growth Fund's fundamental restrictions will be adopted by Small Company Growth Fund.

The Small Company Growth Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting.

A. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES AND MARGIN PURCHASES AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON SHORT SALES AND MARGIN PURCHASES

     The Small Company Growth Fund's current fundamental restriction on selling short and buying on margin is as follows:

     The Fund may not sell short or buy on margin, except for the Fund's writing of put or call options and except for such short-term credits as are necessary for the clearance of purchases of securities.

     The Board recommends that shareholders vote to eliminate this fundamental restriction. If the proposal is approved by shareholders, the Board will adopt a non-fundamental restriction for Small Company Growth Fund as follows:

     The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
     (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes clarify the wording of the restriction and expand the exceptions to the restriction, which generally prohibits Small Company Growth Fund from selling securities short or buying securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental restriction permits short sales against the box, when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits Small Company Growth Fund to borrow a security on a short-term basis and to enter into short positions and make margin payments in a variety of financial instruments. The Board believes that elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide Small Company Growth Fund with greater investment flexibility.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON BORROWING

     The Small Company Growth Fund's current fundamental restriction on borrowing is as follows:

     The Fund may not issue senior securities as defined in the 1940 Act or borrow money, except that the Fund may borrow from banks in an amount not in excess of 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, as a temporary measure for emergency purposes (the Fund will not purchase securities while any such borrowings exist).

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     Currently, Small Company Growth Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which Small Company Growth Fund may borrow money and it limits all borrowings to 10% of Small Company Growth Fund's assets. The proposal eliminates the fundamental nature of the restrictions on the purposes for which Small Company Growth Fund may borrow money and increases Small Company Growth Fund's fundamental borrowing authority from 10% to 33 1/3% of Small Company Growth Fund's total assets. The proposed revision also separates the restriction on the issuance of senior securities from Small Company Growth Fund's restriction on borrowing (see below).


     If the proposal is approved, the Board will adopt a non-fundamental restriction as follows:


     The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation ( ) above).

     The non-fundamental restriction reflects Small Company Growth Fund's current policy that borrowing by Small Company Growth Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by Small Company Growth Fund's current policy, the non-fundamental restriction permits Small Company Growth Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Small Company Growth Fund would not be able to do so, however, unless it obtains permission for such borrowings from the SEC. The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making Small Company Growth Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in Small Company Growth Fund's non-fundamental restriction, will maximize Small Company Growth Fund's flexibility for future contingencies.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON THE ISSUANCE OF SENIOR SECURITIES

     Currently, Small Company Growth Fund's fundamental restriction on the issuance of senior securities is combined with its restriction on borrowing (see above). To conform the Fund's restriction on the issuance of senior securities (i.e., obligations that have a priority over the Fund's shares with respect to the distribution of fund assets or the payment of dividends) with that of the other INVESCO Funds, the Board recommends that shareholders vote to adopt the following separate fundamental restriction:

     The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

     The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize the Fund's borrowing flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

D. MODIFICATION OF FUNDAMENTAL RESTRICTION AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON INVESTING IN ANOTHER INVESTMENT COMPANY

     The Small Company Growth Fund's current fundamental restriction regarding investment in another investment company is as follows:

     The Fund may not invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.


     The Board recommends that shareholders vote to replace this fundamental restriction with the following fundamental restriction:



     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.


     The proposed revision to Small Company Growth Fund's current fundamental restriction would ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that Small Company Growth Fund shareholders adopt a policy that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by Small Company Growth Fund. The proposed revision would require that any fund in which Small Company Growth Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof.


     If the proposed revision is approved, the Board will adopt a non-fundamental restriction as follows:


     The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.


     The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Currently, Small Company Growth Fund's fundamental restriction is much more limiting than the restrictions imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable Small Company Growth Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.


E. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

     The Small Company Growth Fund's current fundamental restriction on issuer diversification is as follows:

     The Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of any one issuer or Fund would own more than 10% of the voting securities of such issuer.

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental restriction would allow Small Company Growth Fund, with respect to 25% of its total assets, to invest more than 5% of its assets in the securities of one or more issuers and to hold more than 10% of the voting securities of an issuer. Small Company Growth Fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer, and so that the Small Company Growth Fund will not own more than 10% of the voting securities of an issuer.

     The amended restriction would give Small Company Growth Fund greater investment flexibility by permitting it to acquire larger positions in the securities of a particular issuer, consistent with its investment objective and strategies. This increased flexibility could provide opportunities to enhance Small Company Growth Fund's performance. Investing a larger percentage of Small Company Growth Fund's assets in a single issuer's securities, however, increases Small Company Growth Fund's exposure to credit and other risks associated with that issuer's financial condition and operations, including the risk of default on debt securities.

     The amended fundamental restriction also would permit Small Company Growth Fund to invest without limit in the securities of other investment companies. Small Company Growth Fund has no current intention of doing so, and the 1940 Act imposes restrictions on the extent to which a fund may invest in the securities of other investment companies. The revision would, however, give Small Company Growth Fund flexibility to invest in other investment companies in the event legal and other regulatory requirements change.

F. MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS

     The Small Company Growth Fund's current fundamental restriction on loans is as follows:

     The Fund may not lend money or securities to any person, provided, however, that this shall not be deemed to prohibit the purchase of debt securities or entering into repurchase agreements in accordance with the Fund's investment policies, or to prohibit the Fund from lending portfolio securities in an amount up to 33 1/3% of the Fund's total assets (taken at current value).


     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     The primary purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on loans to achieve greater uniformity. The proposed changes to this fundamental restriction are relatively minor and would have no substantive effect on Small Company Growth Fund's lending activities or other investments.

G. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES

     The Small Company Growth Fund's current fundamental restriction on investing in commodities is as follows:

     The Fund may not buy or sell commodities, commodity contracts or real estate (however, the Fund may purchase securities of companies investing in real estate).


     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     The proposed changes to this investment restriction are intended to conform the restriction to those of the other INVESCO Funds and to ensure that the Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for the Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that the Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental investment policies of the Fund would not permit investment in one or more of the permitted transactions. The proposed revision also separates the Fund's restriction on commodity investments from its restriction on real estate related investments (see below).

H. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

     Small Company Growth Fund's current fundamental restriction on real estate investments is combined with its restriction on investing in commodities (see above). To conform the Small Company Growth Fund's restriction on real estate investments with that of the other INVESCO Funds, the Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     In addition to conforming the Small Company Growth Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment more completely describes the types of real estate-related securities investments that are permissible for the Small Company Growth Fund and permits the Small Company Growth Fund to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which the Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning the Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate. The proposed change would also give the Fund the ability to invest in assets secured by real estate.

I. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT

     The Small Company Growth Fund's current fundamental restriction regarding investing in companies for the purpose of exercising control or management is as follows:

     The Fund may not invest in any company for the purpose of exercising control or management.

     The Board recommends that shareholders vote to eliminate this restriction. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of exercising control or management if it does not intend to make investments for that purpose. The Fund has no intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interests of the Fund and its shareholders.

J. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

     The Small Company Growth Fund's current fundamental restriction on underwriting securities is as follows:

     The Fund may not engage in the underwriting of any securities (except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security).

     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

     The purpose of the proposal is to eliminate minor differences in the wording of the Fund's current restrictions on underwriting for greater uniformity with the fundamental restrictions of the other INVESCO Funds.

K. ELIMINATION OF FUNDAMENTAL RESTRICTION ON FUND OWNERSHIP OF SECURITIES ALSO OWNED BY DIRECTORS AND OFFICERS OF THE FUND OR ITS INVESTMENT ADVISER

     The Small Company Growth Fund's current fundamental restriction concerning the Fund's ownership of securities also owned by directors and officers of the Fund or its investment adviser is as follows:

     The Fund may not purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities.

     The Board recommends the elimination of this fundamental restriction. Funds are not legally required to have a fundamental restriction limiting or prohibiting the purchase of securities of companies that are also owned by affiliated parties of the fund. This restriction was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Fund, as well as by the Fund's other investment policies. Specifically, to the extent that this restriction seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the restriction is unnecessary and unduly burdensome because Small Company Growth Fund is subject to the extensive affiliated transaction provisions of the 1940 Act. Because this restriction provides no additional protections to shareholders and may hinder the Board in pursuing investment strategies that may be advantageous to the Fund, the Board recommends that this investment restriction be eliminated.

L. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

     The Fund's current fundamental restriction on industry concentration is as follows:

     The Fund may not invest more than 25% of the value of the Fund's assets in one particular industry.


     The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:


     The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations without materially altering the restriction. The proposed changes to the Fund's fundamental restriction exclude municipal securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities from the concentration limitation. There is no such exclusion from the current concentration limitation. A failure to exclude such securities from the concentration policy could hinder the Fund's ability to purchase such securities in conjunction with taking temporary defensive positions.

M. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MORTGAGING, PLEDGING OR HYPOTHECATING SECURITIES

     Small Company Growth Fund currently has the following fundamental restriction on mortgaging, pledging or hypothecating securities:

     The Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets, except as necessary to secure permitted borrowings.

     This restriction is derived from a state "blue sky" requirement, which has been preempted by recent amendments of the Federal securities laws. Accordingly, the Board recommends that shareholders vote to eliminate this restriction.

N. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND OTHER MINERAL LEASES OR PROGRAMS

     The Small Company Growth Fund's current fundamental restriction concerning the Fund's investment in oil, gas and other mineral leases or programs is as follows:

     The Fund may not purchase oil, gas or other mineral leases, rights or royalty contracts or development programs (except that the Fund may invest in the securities of issuers engaged in the foregoing activities).

     Investment in oil, gas or other mineral leases or programs is not prohibited under Federal standards for mutual funds, but was prohibited in the past by some state regulations. Because these state law restrictions are no longer applicable, the Board recommends that shareholders vote to eliminate this fundamental restriction to provide for greater investment flexibility.

O. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN SECURITIES OF NEWLY FORMED ISSUERS

     The Small Company Growth Fund's current fundamental restriction on investing in the securities of newly-formed issuers is as follows:

     The Fund may not purchase the securities (other than United States government securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities.

     The Board recommends the elimination of this fundamental restriction. This restriction is derived from a state "blue sky" requirement that has been preempted by recent amendments of the Federal securities laws. Companies with less than three years of continuous operation are typically referred to as newly formed issuers or "unseasoned issuers." Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies. The Board believes that elimination of this fundamental restriction will provide the Fund with greater investment flexibility. If this proposal is approved, the Fund will be able to invest in the securities of newly formed issuers, in accordance with the Fund's investment objectives, policies and limitations.

     REQUIRED VOTE. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of Small Company Growth Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of Small Company Growth Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of Small Company Growth Fund are so present or represented, or (ii) more than 50% of the outstanding shares of the Fund. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 2 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.

        PROPOSAL 3: TO ELECT THE DIRECTORS OF EMERGING OPPORTUNITY FUNDS

     The Board has nominated the individuals identified below for election to the Board at the Meeting. Emerging Opportunity Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the provisions of Emerging Opportunity Funds' by-laws, and as permitted by Maryland law, Emerging Opportunity Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

     All of the Independent Directors now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

     The persons named as attorneys-in-fact in the enclosed proxy have advised Emerging Opportunity Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

     The nominees for director, their ages, a description of their principal occupations, the number of Small Company Growth Fund Shares owned by each, and their respective memberships on Board committees are listed in the table below.


                                                                                   NUMBER OF
                                                                                 COMPANY SHARES
                                                                               BENEFICIALLY OWNED
                                                                DIRECTOR OR       DIRECTLY OR
                                     PRINCIPAL OCCUPATION        EXECUTIVE       INDIRECTLY ON
NAME, POSITION WITH                AND BUSINESS EXPERIENCE      OFFICER OF        DECEMBER 31,       MEMBER OF
COMPANY, AND AGE                 (DURING THE PAST FIVE YEARS)  COMPANY SINCE        1998(1)          COMMITTEE
----------------------------------------------------------------------------------------------------------------
CHARLES W. BRADY,                Chief Executive Officer and       1993                    0         (3),(5),(6)
Chairman of the Board,           Director of AMVESCAP PLC,
Age 63*                          London, England, and of
                                 various subsidiaries
                                 thereof. Chairman of the
                                 Board of INVESCO Global
                                 Health Sciences Fund.

FRED A. DEERING,                 Trustee of INVESCO Global         1993              15.1520         (2),(3),(5)
Vice Chairman of the Board,      Health Sciences Fund.
Age 71                           Formerly, Chairman of the
                                 Executive Committee and
                                 Chairman of the Board of
                                 Security Life of Denver
                                 Insurance Company, Denver,
                                 Colorado; Director of ING
                                 American Holdings Company,
                                 and First ING Life Insurance
                                 Company of New York.

                                                                                   NUMBER OF
                                                                                 COMPANY SHARES
                                                                               BENEFICIALLY OWNED
                                                                DIRECTOR OR       DIRECTLY OR
                                     PRINCIPAL OCCUPATION        EXECUTIVE       INDIRECTLY ON
NAME, POSITION WITH                AND BUSINESS EXPERIENCE      OFFICER OF        DECEMBER 31,       MEMBER OF
COMPANY, AND AGE                 (DURING THE PAST FIVE YEARS)  COMPANY SINCE        1998(1)          COMMITTEE
----------------------------------------------------------------------------------------------------------------
MARK H. WILLIAMSON,              President, Chief Executive        1998                    0             (3),(5)
President, Chief Executive       Officer, and Director,
Officer, and Director,           INVESCO Distributors Inc.;
Age 47*                          President, Chief Executive
                                 Officer, and Director,
                                 INVESCO; President, Chief
                                 Operating Officer, and
                                 Trustee, INVESCO Global
                                 Health Sciences Fund.
                                 Formerly, Chairman of the
                                 Board and Chief Executive
                                 Officer, NationsBanc
                                 Advisors, Inc. (1995-1997);
                                 Chairman of the Board,
                                 NationsBanc Investments,
                                 Inc. (1997-1998).

DR. VICTOR L. ANDREWS,           Professor Emeritus, Chairman      1993              15.1520         (4),(6),(8)
Director,                        Emeritus and Chairman of the
Age 68                           CFO Roundtable of the
                                 Department of Finance of
                                 Georgia State University,
                                 Atlanta, Georgia and
                                 President, Andrews Financial
                                 Associates, Inc. (consulting
                                 firm). Formerly, member of
                                 the faculties of the Harvard
                                 Business School and the
                                 Sloan School of Management
                                 of MIT. Dr. Andrews is also
                                 a Director of the Sheffield
                                 Funds, Inc.

                                                                                   NUMBER OF
                                                                                 COMPANY SHARES
                                                                               BENEFICIALLY OWNED
                                                                DIRECTOR OR       DIRECTLY OR
                                     PRINCIPAL OCCUPATION        EXECUTIVE       INDIRECTLY ON
NAME, POSITION WITH                AND BUSINESS EXPERIENCE      OFFICER OF        DECEMBER 31,       MEMBER OF
COMPANY, AND AGE                 (DURING THE PAST FIVE YEARS)  COMPANY SINCE        1998(1)          COMMITTEE
----------------------------------------------------------------------------------------------------------------
BOB R. BAKER,                    President and Chief               1993              15.1520         (3),(4),(5)
Director,                        Executive Officer of AMC
Age 62                           Cancer Research Center,
                                 Denver, Colorado, since
                                 January 1989; until December
                                 1988, Vice Chairman of the
                                 Board, First Columbia
                                 Financial Corporation,
                                 Englewood, Colorado.
                                 Formerly, Chairman of the
                                 Board and Chief Executive
                                 Officer of First Columbia
                                 Financial Corporation.

LAWRENCE H. BUDNER,              Trust Consultant. Prior to        1993            4650.1810         (2),(6),(7)
Director,                        June 1987, Senior Vice
Age 68                           President and Senior Trust
                                 Officer, InterFirst Bank,
                                 Dallas, Texas.

                                                                                   NUMBER OF
                                                                                 COMPANY SHARES
                                                                               BENEFICIALLY OWNED
                                                                DIRECTOR OR       DIRECTLY OR
                                     PRINCIPAL OCCUPATION        EXECUTIVE       INDIRECTLY ON
NAME, POSITION WITH                AND BUSINESS EXPERIENCE      OFFICER OF        DECEMBER 31,       MEMBER OF
COMPANY, AND AGE                 (DURING THE PAST FIVE YEARS)  COMPANY SINCE        1998(1)          COMMITTEE
----------------------------------------------------------------------------------------------------------------
DR. WENDY LEE GRAMM,             Self-employed (since 1993).       1997              15.1520             (4),(8)
Director,                        Professor of Economics and
Age 54                           Public Administration,
                                 University of Texas at
                                 Arlington. Formerly,
                                 Chairman, Commodities
                                 Futures Trading Commission
                                 (1988-1993); Administrator
                                 for Information and
                                 Regulatory Affairs, Office
                                 of Management and Budget
                                 (1985-1988); Executive
                                 Director, Presidential Task
                                 Force on Regulatory Relief;
                                 Director, Federal Trade
                                 Commission's Bureau of
                                 Economics. Director of the
                                 Chicago Mercantile Exchange;
                                 Enron Corporation; IBP,
                                 Inc.; State Farm Insurance
                                 Company; Independent Women's
                                 Forum; International
                                 Republic Institute; and the
                                 Republican Women's Federal
                                 Forum.

                                                                                   NUMBER OF
                                                                                 COMPANY SHARES
                                                                               BENEFICIALLY OWNED
                                                                DIRECTOR OR       DIRECTLY OR
                                     PRINCIPAL OCCUPATION        EXECUTIVE       INDIRECTLY ON
NAME, POSITION WITH                AND BUSINESS EXPERIENCE      OFFICER OF        DECEMBER 31,       MEMBER OF
COMPANY, AND AGE                 (DURING THE PAST FIVE YEARS)  COMPANY SINCE        1998(1)          COMMITTEE
----------------------------------------------------------------------------------------------------------------
KENNETH T. KING,                 Presently retired. Formerly,      1993              15.1520        (2),(3),(5),(6),(7)
Director,                        Chairman of the Board, The
Age 73                           Capitol Life Insurance
                                 Company, Providence
                                 Washington Insurance
                                 Company, and Director of
                                 numerous U.S. subsidiaries
                                 thereof. Formerly, Chairman
                                 of the Board, The Providence
                                 Capitol Companies in the
                                 United Kingdom and Guernsey.
                                 Until 1987, Chairman of the
                                 Board, Symbion Corporation.

JOHN W. MCINTYRE,                Presently retired. Formerly,      1995              15.1520        (2),(3),(5),(7)
Director,                        Vice Chairman of the Board,
Age 68                           The Citizens and Southern
                                 Corporation; Chairman of the
                                 Board and Chief Executive
                                 Officer, The Citizens and
                                 Southern Georgia
                                 Corporation; Chairman of the
                                 Board and Chief Executive
                                 Officer, The Citizens and
                                 Southern National Bank.
                                 Trustee of INVESCO Global
                                 Health Sciences Fund and
                                 Gables Residential Trust,
                                 Employee's Retirement System
                                 of Georgia, Emory
                                 University, and J.M. Tull
                                 Charitable Foundation;
                                 Director of Kaiser
                                 Foundation Health Plans of
                                 Georgia, Inc.

                                                                                   NUMBER OF
                                                                                 COMPANY SHARES
                                                                               BENEFICIALLY OWNED
                                                                DIRECTOR OR       DIRECTLY OR
                                     PRINCIPAL OCCUPATION        EXECUTIVE       INDIRECTLY ON
NAME, POSITION WITH                AND BUSINESS EXPERIENCE      OFFICER OF        DECEMBER 31,       MEMBER OF
COMPANY, AND AGE                 (DURING THE PAST FIVE YEARS)  COMPANY SINCE        1998(1)          COMMITTEE
----------------------------------------------------------------------------------------------------------------
DR. LARRY SOLL,                  Presently retired. Formerly,      1997              15.1520             (4),(8)
Director,                        Chairman of the Board
Age 56                           (1987-1994), Chief Executive
                                 Officer (1982-1989 and
                                 1993-1994) and President
                                 (1982-1989) of Synergen Inc.
                                 Director of Synergen Inc.
                                 since incorporation in 1982.
                                 Director of Isis
                                 Pharmaceuticals, Inc.
                                 Trustee of INVESCO Global
                                 Health Sciences Fund.

---------------

 * Because of his affiliation with INVESCO, with the Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Emerging Opportunity Funds as that term is defined in the 1940 Act.

(1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

(2) Member of the Audit Committee

(3) Member of the Executive Committee

(4) Member of the Management Liaison Committee

(5) Member of the Valuation Committee

(6) Member of the Compensation Committee

(7) Member of the Soft Dollar Brokerage Committee

(8) Member of the Derivatives Committee

     The Board has audit, management liaison, soft dollar brokerage, and derivatives committees consisting of Independent Directors and compensation, executive and valuation committees consisting of both Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the independent accountants and executive officers of Emerging Opportunity Funds. This committee reviews the accounting principles being applied by Emerging Opportunity Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of the business of Emerging Opportunity Funds, except for certain powers which, under applicable law and/or the by-laws of Emerging Opportunity Funds, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of the management and operations of Emerging Opportunity Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar brokerage transactions by Small Company Growth Fund, and to review policies and procedures of Small Company Growth Fund's adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by Small Company Growth Fund. The committee monitors derivatives usage by Small Company Growth Fund and the procedures utilized by Small Company Growth Fund's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.


     Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.


     During the past fiscal year, the Board met five times, the audit committee met four times, the compensation committee met twice, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met three times. The executive committee did not meet. During the last fiscal year of Emerging Opportunity Funds, each director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

     The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by Emerging Opportunity Funds' shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to Emerging Opportunity Funds' shareholders.

     The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                               COMPENSATION TABLE

                      AMOUNTS PAID DURING THE MOST RECENT
             FISCAL YEAR BY EMERGING OPPORTUNITY FUNDS TO DIRECTORS


                               AGGREGATE       PENSION OR RETIREMENT
                           COMPENSATION FROM    BENEFITS ACCRUED AS                        TOTAL COMPENSATION FROM
                               EMERGING          PART OF EMERGING      ESTIMATED ANNUAL   EMERGING OPPORTUNITY FUNDS
                              OPPORTUNITY       OPPORTUNITY FUNDS'      BENEFITS UPON      AND THE OTHER 14 INVESCO
NAME OF PERSON, POSITION       FUNDS(1)             EXPENSES(2)         RETIREMENT(3)     FUNDS PAID TO DIRECTORS(1)
--------------------------------------------------------------------------------------------------------------------
Fred A. Deering,
  Vice Chairman of the
  Board and Director            $ 1,779               $  874                $  561                 $103,700
Dr. Victor L. Andrews,
  Director                      $ 1,739               $  826                $  649                 $ 80,350
Bob R. Baker,
  Director                      $ 1,807               $  738                $  870                 $ 84,000
Lawrence H. Budner,
  Director                      $ 1,696               $  826                $  649                 $ 79,350
Daniel D. Chabris(4),
  Director                      $ 1,742               $  893                $  485                 $ 70,000
Dr. Wendy L. Gramm,
  Director                      $ 1,609               $    0                $    0                 $ 79,000
Kenneth T. King,
  Director                      $ 1,635               $  908                $  509                 $ 77,050
John W. McIntyre,
  Director                      $ 1,654               $    0                $    0                 $ 98,500
Dr. Larry Soll,
  Director                      $ 1,654               $    0                $    0                 $ 96,000
                                -------               ------                ------                 --------
TOTAL                           $15,315               $5,065                $3,723                 $767,950
                                =======               ======                ======                 ========
AS A PERCENTAGE OF NET
  ASSETS                         0.0055%(5)           0.0018%(5)                                     0.0035%(6)


---------------

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the Independent Director members of the committees of the Fund receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These figures represent Emerging Opportunity Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.


(4) Mr. Chabris retired as a director effective September 30, 1998.

(5) Total as a percentage of Emerging Opportunity Funds' net assets as of May 31, 1998.


(6) Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.


     Emerging Opportunity Funds pays its Independent Directors, Board vice chairman, committee chairmen, and committee members the fees described above. Emerging Opportunity Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Emerging Opportunity Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Emerging Opportunity Funds or other INVESCO Funds for their services as directors.

     The overall direction and supervision of Small Company Growth Fund is the responsibility of the Board, which has the primary duty of ensuring that Small Company Growth Fund's general investment policies and programs are adhered to and that Small Company Growth Fund is properly administered. The officers of Small Company Growth Fund, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of Small Company Growth Fund. INVESCO, as investment adviser for Small Company Growth Fund, has the primary responsibility for making investment decisions on behalf of Small Company Growth Fund.

     All of the officers and directors of Emerging Opportunity Funds hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Stock Funds, Inc., (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Variable Investment Funds, Inc., INVESCO Value Trust, and INVESCO Treasurer's Series Trust (the "INVESCO Funds").

     The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. Emerging Opportunity Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. Emerging Opportunity Funds has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


     The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Fund shares that they may own directly or beneficially.


     REQUIRED VOTE. Election of each nominee as a director of Emerging Opportunity Funds requires the affirmative vote of a plurality of votes cast at the Meeting in person or by proxy.

          THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                    RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                      EACH OF THE NOMINEES IN PROPOSAL 3.

                    PROPOSAL 4: RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of Small Company Growth Fund, subject to ratification by Small Company Growth Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in Small Company Growth Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     The independent accountants examine annual financial statements for Small Company Growth Fund and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

     REQUIRED VOTE. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the affirmative vote of a majority of the votes present at the Meeting, provided that a quorum is present.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 4.

                        INFORMATION CONCERNING ADVISER,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

     INVESCO, a Delaware corporation, serves as Small Company Growth Fund's investment adviser, and provides other services to Small Company Growth Fund and Emerging Opportunity Funds. INVESCO Distributors, Inc. ("IDI"), a Delaware corporation that serves as Small Company Growth Fund's distributor, is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets of $21.1 billion as of December 31, 1998.

     The principal executive officers and directors of INVESCO and their principal occupations are:


          Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; Richard W. Healey, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Timothy J. Miller, Senior Vice President and Director, also, Senior Vice President and Director of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also, Senior Vice-President, Secretary and General Counsel of IDI.


     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

     Pursuant to an Administrative Services Agreement between Emerging Opportunity Funds and INVESCO, INVESCO provides administrative services to Emerging Opportunity Funds, including sub-accounting and recordkeeping services and functions. For such services, Small Company Growth Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of Small Company Growth Fund. INVESCO is also paid a fee by Small Company Growth Fund for providing transfer agent services, including acting as

---------------

(1) The intermediary companies between INAH and AMVESCAP PLC are as follows:
    INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

registrar, transfer agent and dividend disbursing agent. During the fiscal year ended May 31, 1998, Emerging Opportunity Funds paid INVESCO total compensation of $1,146,962 for such services.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                             SHAREHOLDER PROPOSALS

     Emerging Opportunity Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Emerging Opportunity Funds, 7800 East Union Avenue, Denver, Colorado 80237. Emerging Opportunity Funds has not received any shareholder proposals to be presented at this Meeting.


                                            By Order of the Board of Directors
                                            /s/ Glen A. Payne
                                            --------------------------------
                                            Glen A. Payne
                                            Secretary

March 23, 1999

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth the beneficial ownership of Small Company Growth Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of Small Company Growth Fund's outstanding equity securities:


          BENEFICIAL OWNERS OF 5% OR MORE OF SMALL COMPANY GROWTH FUND



                                                              AMOUNT AND NATURE
                      NAME AND ADDRESS                          OF OWNERSHIP      PERCENTAGE
--------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                     2,754,329.7950       12.16%
  Special Custody Acct. For The
  Exclusive Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122

Connecticut General Life Ins.                                  3,241,442.4320       14.31%
  c/o Liz Pezda M-110
  P.O. Box 2975
  Hartford, CT 06104

                                   APPENDIX B

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION


     This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Emerging Opportunity Funds, Inc., a Maryland corporation (operating through a single series, INVESCO Small Company Growth Fund) ("Old Fund"), and INVESCO Stock Funds, Inc., a Maryland corporation ("Stock Funds"), on behalf of its INVESCO Small Company Growth Fund, a segregated portfolio of assets ("series") thereof ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Old Fund and Stock Funds are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or undertaken by Stock Funds on its behalf.


     Old Fund intends to change its identity -- by converting to a series of Stock Funds -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

     In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

     1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

        (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

        (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

     Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

     1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

     1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Stock Funds' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 1, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

     2.2. Old Fund's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     2.3. Stock Funds' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Stock Funds shall issue and deliver a confirmation to Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

     3.1. Old Fund represents and warrants as follows:

        3.1.1. Old Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.1.2 Old Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        3.1.3. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

        3.1.4. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.1.5. Old Fund qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

        3.1.6. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

        3.1.7. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

        3.1.8. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

        3.1.9. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

        3.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

        3.1.11. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

     3.2. New Fund represents and warrants as follows:

        3.2.1. Stock Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

        3.2.2. Stock Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

        3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Stock Funds;

        3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

        3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

        3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

        3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

        3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the

                Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

        3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

     3.3. Each Fund represents and warrants as follows:

        3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

        3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or
                (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

        3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the

                Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

        3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

        3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

     4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

     4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund

               Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

        4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

        4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

        4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

        4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

        4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

     4.4. Prior to the Closing, Stock Funds' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Old Fund in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

     4.5. Stock Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Stock Funds' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Old Fund as the sole shareholder of New Fund.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES

     5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc., and the remaining 50% will be borne one-half by each Fund.

6. ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7. TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

     7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

     7.2. By the parties' mutual agreement.

     In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

     9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                                                INVESCO EMERGING OPPORTUNITY FUNDS, INC.


                                                       By:
-----------------------------------------------------     ----------------------------------------------
                  Secretary                                                  President


ATTEST:                                                INVESCO STOCK FUNDS, INC.
                                                        on behalf of its series,
                                                        INVESCO Small Company Growth Fund


                                                       By:
-----------------------------------------------------     ----------------------------------------------
                  Secretary                                                  President

[Name and Address]


                        INVESCO SMALL COMPANY GROWTH FUND
                    INVESCO EMERGING OPPORTUNITY FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


         This proxy is being solicited on behalf of the Board of Directors of INVESCO Emerging Opportunity Funds, Inc. ("Company") and relates to the proposals with respect to the Company and to INVESCO Small Company Growth Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.


         The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                        INVESCO SMALL COMPANY GROWTH FUND
                    INVESCO EMERGING OPPORTUNITY FUNDS, INC.


VOTE ON DIRECTORS                                       FOR      WITHHOLD         FOR ALL
                                                        ALL        ALL            EXCEPT
3.   Election of the Company's Board of Directors:      [ ]        [ ]             [ ]       To withhold authority
     (1) Charles W. Brady; (2) Fred A. Deering; (3)                                          to vote, mark "For All
     Mark H. Williamson; (4) Dr. Victor L. Andrews;                                          Except" and write the
     (5) Bob R. Baker; (6) Lawrence H. Budner;                                               nominee's number on the
     (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King;                                           line below.
     (9) John W. McIntyre; and (10) Dr. Larry Soll;

VOTE ON PROPOSALS                                                                FOR         AGAINST       ABSTAIN
1.   Approval of an Agreement and Plan of Conversion and Termination             [ ]           [ ]           [ ]
     providing for the conversion of  the Fund from a separate series of the Company, to a separate series of INVESCO Stock Funds, Inc.;
                                                                                 FOR         AGAINST       ABSTAIN
                                                                                 ALL           ALL           ALL
2.   Approval of changes to the fundamental investment restrictions;             [ ]           [ ]           [ ]

[ ]  To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
     "X" IN THE BOX AT LEFT and indicate the number(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side.  IF YOU
     CHOOSE TO VOTE DIFFERENTLY ON INDIVIDUAL RESTRICTIONS, YOU MUST MAIL
     IN YOUR PROXY CARD.  IF YOU CHOOSE TO VOTE THE SAME ON ALL
     RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE AND INTERNET VOTING
     ARE AVAILABLE.
                                                                                 FOR         AGAINST       ABSTAIN
4.   Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's   [ ]           [ ]           [ ]
     Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


-------------------------------------------------  ----------------------------
Signature                                          Date


-------------------------------------------------  ----------------------------
Signature (Joint Owners)                           Date

[Back]


To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. IF YOU CHOOSE TO VOTE DIFFERENTLY ON
INDIVIDUAL RESTRICTIONS, YOU MUST MAIL IN YOUR
PROXY CARD. IF YOU CHOOSE TO VOTE THE SAME ON ALL
RESTRICTIONS PERTAINING TO YOUR FUND, TELEPHONE
AND INTERNET VOTING ARE AVAILABLE.